Exhibit 10.3

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of March 29, 2026, by and among Capstone Green Energy Holdings, Inc., a Delaware corporation (the “Company”), and the undersigned holders of Registrable Securities (as defined below), and such other holders of Registrable Securities that join this Agreement pursuant to the provisions herein. Such holders of Registrable Securities party hereto are collectively referred to herein as the “Securityholders.”

WHEREAS, this Agreement is entered into in connection with the closing (the “Closing”) of the issuance of an aggregate of 80,000 shares of Series A Convertible Preferred Stock (as defined below), which are convertible into shares of Common Stock (as defined below), and 3,333,334 shares of Common Stock, each pursuant to the Securities Purchase Agreement, dated as of March 29, 2026, by and among the Company and the Securityholders (the “Securities Purchase Agreement”);

WHEREAS, as a condition to each of the parties’ obligations under the Securities Purchase Agreement, the Company and the Securityholders are entering into this Agreement for the purpose of granting certain registration rights to the Securityholders; and

WHEREAS, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Article I
DEFINITIONS

In this Agreement:

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by applicable law to be closed in New York, New York.

“Certificate of Designation” means the Certificate of Designation relating to the Series A Convertible Preferred Stock, as it may be amended or amended and restated from time to time.

“Closing” has the meaning set forth in the Preamble.

“Common Stock” means the shares of common stock, par value $0.001 per share, of the Company, and any other capital stock of the Company into which such common stock is reclassified or reconstituted.

“Company” has the meaning set forth in the Preamble.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Demand Notice” has the meaning set forth in Section 3.1.

“Effectiveness Period” has the meaning set forth in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Monarch” means Monarch Alternative Capital LP and its Affiliates and their respective successors and permitted assigns.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization or other form of business organization, whether or not regarded as a legal entity under applicable law, or any governmental authority or any department, agency or political subdivision thereof.

“Recognized Exchange” means, as of any date, The New York Stock Exchange, The NYSE American, The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market or the Texas Stock Exchange (or any successor to any of the foregoing) or any other national or regional securities exchange on which the Common Stock of the Company is then listed.

“Registrable Securities” means (a) the shares of Common Stock purchased pursuant to the Securities Purchase Agreement, (b) any shares of Common Stock issuable upon the conversion of the Series A Convertible Preferred Stock in accordance with the Certificate of Designation and (c) any other securities issued or issuable with respect to any such shares of Common Stock by way of share split, share dividend (including dividends paid in kind), distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (a) a registration statement covering the resale of such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been sold, transferred, distributed, disposed of or otherwise transferred pursuant to such effective registration statement; (b) such Registrable Securities have been sold pursuant to Rule 144 (or any successor rule or regulation then in force); (c) such Registrable Securities cease to be outstanding (or issuable upon conversion or exchange); or (d) such Registrable Securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 and the Securityholder beneficially owns less than five percent (5%) of the outstanding shares of Common Stock (determined assuming the conversion of all shares of Series A Convertible Preferred Stock); provided, that if, at the request of the Securityholder holding such Registrable Securities (or deemed to hold hereunder by virtue of holding the Series A Convertible Preferred Stock upon which such Registrable Securities are issuable), the restrictive legend regarding registration under the Securities Act is removed from such Registrable Securities (or such Registrable Securities are issued without any such restrictive legend) on the basis of the satisfaction of the conditions set forth in this clause (d), such Registrable Securities shall thereafter no longer constitute Registrable Securities.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a)            all SEC, stock exchange or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b)            all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c)            all printing, messenger and delivery expenses;

(d)            all fees and expenses incurred in connection with the listing of the Registrable Securities on any Recognized Exchange or FINRA and all rating agency fees;

(e)            the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or comfort letters required by or incident to such performance and compliance (including, without limitation, any such audits and comfort letters relating to financial statements pursuant to Rule 3-05 of Regulation S-X and Article 11 thereunder);

(f)            any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but, for the avoidance of doubt, excluding underwriting discounts, selling commissions, fees and expenses of counsel to the underwriters and transfer taxes, if any;

(g)            the reasonable and documented fees and out-of-pocket expenses of not more than one law firm for the Securityholders (as selected by Monarch, if it is participating in such registration) of up to $150,000;

(h)            the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities; and

(i)            any other fees and disbursements customarily paid by the issuers of Securities;

provided, however, that Registration Expenses shall not include any Selling Expenses.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities” means capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Securities Purchase Agreement” has the meaning set forth in the Preamble.

“Securityholders” has the meaning set forth in the Preamble.

“Selling Expenses” means all underwriting discounts, fees, selling commissions and stock transfer taxes applicable to the securities registered by the Securityholders, in addition to legal fees incurred by Securityholders in connection with the Company’s performance of its obligations under this Agreement.

“Series A Convertible Preferred Stock” means the Company’s Series A Convertible Preferred Stock, par value $0.001 per share.

“Shares” means shares of Common Stock of the Company.

“Shelf Registration” has the meaning set forth in Section 2.1.

“Shelf Registration Statement” has the meaning set forth in Section 2.1.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (b) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Shares are issued and allotted to an underwriter (or underwriters) on a firm commitment basis for reoffering to the public.

“WKSI” means a well-known seasoned issuer, as defined in Rule 405 under the Securities Act.

Article II
SHELF REGISTRATION

2.1            Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Company shall file within thirty (30) days of the Closing, and use its commercially reasonable efforts to cause to go effective as promptly as reasonably practicable thereafter (but in no event later than the earlier of (i) ninety (90) days of filing and (ii) the fifth (5th) trading day after the date the Company is informed by the SEC that the registration statement will not be reviewed or is no longer subject to review), a registration statement covering (or amend an existing registration statement to cover) the sale or distribution from time to time by the Securityholders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (or any similar provision adopted by the SEC then in effect), of all of the Registrable Securities on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form (including Form S-1) and shall provide for the registration of such Registrable Securities for resale by such Securityholders in accordance with any reasonable method of distribution elected by the Securityholders and provided for in such registration statement) (the “Shelf Registration Statement” and such registration, the “Shelf Registration”), and, at the Company’s option, if the Company is a WKSI as of the filing date, the Shelf Registration Statement may be an Automatic Shelf Registration Statement, or a prospectus supplement to an effective Automatic Shelf Registration Statement that shall become effective upon filing with the SEC pursuant to Rule 462(e). If the Shelf Registration Statement is initially filed on a form other than Form S-3, at such time as the Company becomes eligible to use Form S-3 for the resale of Registrable Securities, upon written request of the Securityholders holding a majority of the then-outstanding Registrable Securities, the Company shall, as promptly as reasonably practicable thereafter, (i) file a new registration statement on Form S-3 covering the Registrable Securities or (ii) amend the existing Shelf Registration Statement to convert it to Form S-3, and shall use commercially reasonable efforts to cause such registration statement or amendment to become effective as soon as reasonably practicable thereafter.

2.2            Effectiveness Period. Once effective, the Company shall, subject to the other applicable provisions of this Agreement, use its commercially reasonable efforts to cause the Shelf Registration Statement to be continuously effective (including by filing a new Shelf Registration Statement, if necessary) and usable until the earlier of (a) the date on which all Registrable Securities included in such registration have been sold or distributed pursuant to the Shelf Registration Statement, (b) the date as of which there are no longer in existence any Registrable Securities covered by the Shelf Registration Statement, and (c) an earlier date agreed to in writing by the Securityholders holding a majority of the Registrable Securities (the “Effectiveness Period”).

Article III
DEMAND AND PIGGYBACK RIGHTS

3.1            Demand for Shelf Takedowns and Piggyback Rights.

(a)            Upon the receipt of a written demand of any Securityholder made at least twelve (12) months after Closing (assuming the Shelf Registration Statement is effective) (a “Demand Notice”), the Company will use its reasonable best efforts to facilitate in the manner described in this Agreement an Underwritten Offering of Registrable Securities off of the Shelf Registration Statement; provided that the market value, based on the closing price of the Common Stock on the Business Day immediately preceding the date of the Demand Notice, of the aggregate amount of Registrable Securities requested to be included by the demanding Securityholder in such Underwritten Offering is at least $15.0 million, subject to the limitations set forth in Section 3.2 and Article IV. Each other Securityholder shall be provided a reasonable opportunity to participate in such Underwritten Offering as provided in Article IV, subject to the limitations set forth in Section 3.2 and Article IV.

(b)            Whenever the Company proposes to effect an Underwritten Offering of Securities (other than pursuant to a demand made by any Securityholder pursuant to Section 3.1(a)), each Securityholder shall be provided a reasonable opportunity to participate in such Underwritten Offering as provided in Article IV, subject to the limitations set forth in Section 3.2 and Article IV.

(c)            The rights of the Securityholders (other than a Securityholder exercising a demand pursuant to Section 3.1(a)) to participate in Underwritten Offerings as provided in this Section 3.1 are hereinafter referred to as “piggyback rights.”

3.2            Limitations on Demand and Piggyback Rights.

(a)            Any demand for an Underwritten Offering, and the exercise of any piggyback registration rights, will be subject to the constraints of any applicable lockup arrangements (with the Company or any underwriters), and any such demand must be deferred until such lockup arrangements no longer apply, and a demand for an Underwritten Offering hereunder may not be made more than once in any four (4)-month period. If a demand has been made for an Underwritten Offering, no further demands may be made so long as the related offering is still being pursued. Notwithstanding anything in this Agreement to the contrary, the Securityholders will not have piggyback or other registration rights with respect to the following registered primary offerings by the Company: (i) a registration relating solely to employee benefit plans; (ii) a registration on Form S-4 or Form S-8 (or other similar successor forms then in effect under the Securities Act); (iii) a registration pursuant to which the Company is offering to exchange its own Securities for other Securities; (iv) a registration statement relating solely to dividend reinvestment or similar plans; (v) a shelf registration statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of the Company or any Subsidiary that are convertible for common equity and that are initially issued pursuant to Rule 144A and/or Regulation S of the Securities Act may resell such notes and sell the common equity into which such notes may be converted; (vi) a registration where the Registrable Securities are not being sold for cash; (vii) an exchange registration; or (viii) a registration of Securities where the offering is a bona fide offering of debt securities, even if such Securities are convertible into or exchangeable or exercisable for Shares.

(b)            The Company may postpone the filing or effectiveness of the Shelf Registration Statement or suspend the effectiveness or use of any Shelf Registration Statement for a reasonable “blackout period” not in excess of ninety (90) days if the board of directors of the Company determines in good faith that such registration or offering: (i) could materially interfere with a bona fide business, reorganization, acquisition, divestiture or financing transaction of the Company or its Subsidiaries; (ii) could require disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential; or (iii) is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company; provided that the Company shall not delay the filing of any demanded registration statement more than once in any twelve (12)-month period (except that the Company shall be able to use this right more than once in any twelve (12)-month period if the Company is exercising such right during the 15-day period prior to the Company’s regularly scheduled quarterly earnings announcement and the total number of days of postponement in such twelve (12)-month period does not exceed ninety (90) days). The blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business, reorganization, acquisition, divestiture or financing transaction, a date not later than ninety (90) days from the date such deferral commenced, and (ii) in the case of other disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Annual Report on Form 10-K or Quarterly Report on Form 10-Q, or (y) the date upon which such information is otherwise publicly disclosed or becomes public knowledge.

Article IV
NOTICES, CUTBACKS AND OTHER MATTERS

4.1            Notifications Regarding Demanded Underwritten Takedowns.

(a)            The Company will keep the Securityholders reasonably apprised of all pertinent aspects of any Underwritten Offering demanded by any Securityholder in order that other Securityholders may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Securityholders be notified by the Company of an anticipated Underwritten Offering (whether pursuant to a demand made by any Securityholder or at the Company’s own initiative) no later than 5:00 p.m., New York City time, on (i) if applicable, the second Business Day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized, and (ii) in all other cases, the second Business Day prior to the date on which the pricing of the relevant takedown occurs.

(b)            Any Securityholder wishing to exercise its piggyback rights with respect to an Underwritten Offering must notify the Company and the other Securityholders of the number of Registrable Securities it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 p.m., New York City time, on the Business Day after receipt of such notice. If no such notice is received from a Securityholder by the Company within the specified time, such Securityholder shall have no further right to participate in such takedown.

(c)            Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective Underwritten Offering.

4.2            Plan of Distribution, Underwriters and Advisors.

(a)            The Securityholders holding a majority of the Registrable Securities proposed to be sold in an Underwritten Offering demanded by the Securityholders will be entitled to determine the plan of distribution and select the managing underwriters and any provider of advisory services for such offering; provided, that the Securityholders shall consult with the Company in good faith regarding selection of the managing underwriters prior to finalizing such selection.

(b)            In connection with any Underwritten Offering initiated by the Company or a third-party holder in which any Securityholder exercises its piggyback rights pursuant to Section 3.1, the selection of the managing underwriters and any provider of advisory services for such offering shall be subject to the consent of the Securityholders holding a majority of the Registrable Securities to be sold in such offering (such consent not to be unreasonably withheld, conditioned or delayed).

4.3            Cutbacks. If the managing underwriters advise the Company and the selling Securityholders that, in their opinion, the number of Registrable Securities requested to be included in an Underwritten Offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the Registrable Securities being offered, the price that will be paid in such offering or the marketability thereof, such offering will include only the number of Registrable Securities that the underwriters advise can be sold in such offering in the following order of priority:

(a)            If such Underwritten Offering is initiated by the Securityholders pursuant to Article III, then, with respect to each class proposed to be registered:

(i)            first, the Registrable Securities beneficially owned by Securityholders requested to be included pursuant to this Agreement (pro rata based upon the number of Securities that each of the Securityholders shall have requested to be included in such offering);

(ii)            second, any Securities to be sold by the Company for its own account; and

(iii)            third, other Securities held by any other third parties requested to be included in such demand registration pursuant to registration rights granted to such third-party holder.

(b)            If such Underwritten Offering is initiated by the Company, then, with respect to each class proposed to be registered:

(i)            first, any Securities to be sold by the Company for its own account;

(ii)            second, the Registrable Securities beneficially owned by Securityholders requested to be included pursuant to this Agreement (pro rata based upon the number of securities that each of the Securityholders shall have requested to be included in such offering); and

(iii)            third, other Securities held by any other third parties requested to be included pursuant to registration rights granted to such third-party holder.

(c)            If such Underwritten Offering is initiated by any third-party holder(s), then, with respect to each class proposed to be registered:

(i)            first, the Securities beneficially owned by such demanding third-party holder(s) and the Registrable Securities beneficially owned by the Securityholders who properly requested to include their securities in such offering pursuant to this Agreement (pro rata based upon the number of Securities that each of such demanding third-party holders and the Securityholders shall have requested to be included in such offering);

(ii)            second, any Securities to be sold by the Company for its own account; and

(iii)            third, other Securities held by any other third parties requested to be included pursuant to registration rights granted to such third-party holder.

4.4            Lockups. In connection with any Underwritten Offering, the Company and each Securityholder that holds Registrable Securities or that participates in such offering will agree (in the case of Securityholders, with respect to Registrable Securities respectively beneficially owned by them) to be bound by the underwriting agreement’s lockup restrictions (which must apply in like manner to all of them, must be consistent with the lockup restrictions applicable to the directors and officers of the Company and must not exceed ninety (90) days) that are agreed to by the Company for so long as such Securityholders hold Registrable Securities and are offered the opportunity to participate in such offering pursuant to Section 3.1 or otherwise. In addition, the Securityholders shall be bound by their obligations with respect to any lockup arrangements or other restrictions on transfer of Registrable Securities set forth in the Securities Purchase Agreement and Certificate of Designation.

Article V
FACILITATING REGISTRATIONS AND OFFERINGS

5.1            General. If the Company becomes obligated under this Agreement to facilitate a registration and offering of Registrable Securities on behalf of Securityholders, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of Registrable Securities for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Article V.

5.2            Registration Statements. In connection with each Shelf Registration Statement that is required by this Agreement, the Company will:

(a)            (i) prepare and file with the SEC a registration statement on the appropriate form covering the applicable Registrable Securities; (ii) file amendments thereto as warranted; (iii) seek the effectiveness thereof; and (iv) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the Securityholders, as applicable, and as reasonably necessary in order to permit the offer and sale of such Registrable Securities in accordance with the applicable plan of distribution;

(b)            within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus (in each case including all exhibits filed therewith), provide copies of such documents to the selling Securityholders and to the underwriter or underwriters of an Underwritten Offering, if applicable, and to their respective counsel; and fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Securityholders or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Securityholders or any underwriter available for discussion of such documents;

(c)            use commercially reasonable efforts to cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered Registrable Securities (i) to comply in all material respects with the requirements of the Securities Act (including the rules and regulations promulgated thereunder) and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus or prospectus supplement, in the light of the circumstances under which such statements were made);

(d)            notify each Securityholder promptly, and, if requested by such Securityholder, confirm such advice in writing, (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462 under the Securities Act; (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose; (iii) if, between the effective date of a registration statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus, in the light of the circumstances under which such statements were made);

(e)            furnish counsel for each underwriter, if any, and for the Securityholders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(f)            otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force) (which, for the avoidance of doubt, may be satisfied by the Company’s filing of periodic reports with the SEC); and

(g)            use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time.

5.3            Shelf Registered Offerings and Shelf Takedowns. In connection with any shelf registered offering or shelf takedown for an Underwritten Offering that is demanded by a Securityholder or as to which piggyback rights otherwise apply, the Company will:

(a)            cooperate with the selling Securityholders and the sole underwriter or managing underwriter of an Underwritten Offering, if any, to facilitate the timely preparation and delivery of the Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the sole underwriter or managing underwriter of an Underwritten Offering of Registrable Securities, if any, may reasonably request at least five (5) days prior to any sale of such Registrable Securities;

(b)            furnish to each Securityholder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Securityholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Securityholder and underwriter in connection with the offering and sale of the Registrable Securities covered by the prospectus or the preliminary prospectus;

(c)            (i) use commercially reasonable efforts to register or qualify the Registrable Securities being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or blue sky laws of such jurisdictions as each underwriter, if any, or any Securityholder holding Registrable Securities covered by a registration statement, shall reasonably request; (ii) use commercially reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Securityholder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Securityholder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

(d)            cause all Registrable Securities being sold to be qualified for inclusion in or listed on any Recognized Exchange on which Registrable Securities issued by the Company are then so qualified or listed if so requested by the Securityholders, or if so requested by the underwriter or underwriters of an Underwritten Offering of Registrable Securities, if any;

(e)            reasonably cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter in an Underwritten Offering;

(f)            use commercially reasonable efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making “road show” presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the Securityholders or the lead managing underwriter of an Underwritten Offering;

(g)            in the case of an Underwritten Offering, enter into customary agreements (including underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and use commercially reasonable efforts to take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith:

(i)            make such representations and warranties to the selling Securityholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar Underwritten Offering;

(ii)            obtain opinions of counsel to the Company covering the matters customarily covered in opinions requested in sales of securities or Underwritten Offering;

(iii)            obtain “cold comfort” letters and updates thereof (including, without limitation, any such audits and comfort letters relating to financial statements pursuant to Rule 3-05 of Regulation S-X and Article 11 thereunder) from the Company’s independent certified public accountants, if permissible, addressed to the underwriters, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary Underwritten Offerings; and

(h)            to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Securityholders providing for, among other things, the appointment of such representative as agent for the selling Securityholders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants.

The above shall be done at such times as customarily occur in similar Underwritten Offerings.

5.4            Due Diligence. In connection with each Underwritten Offering of Registrable Securities to be sold by Securityholders, the Company will, in accordance with customary practice, cooperate with such Securityholders to make available for inspection by underwriters and any counsel or accountant retained by such underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers, employees, outside counsel and accountants of the Company to supply all information reasonably requested by any such underwriter, counsel or accountant in connection with their due diligence exercise, including through in-person meetings, but subject to customary privilege constraints and confidentiality obligations.

5.5            Information from Securityholders. Each Securityholder that holds Registrable Securities will promptly furnish to the Company such information regarding itself as is required to be included in the Shelf Registration Statement or is otherwise required by FINRA or the SEC in connection with such Shelf Registration Statement or Underwritten Offering, and such information regarding the ownership of Registrable Securities by such Securityholder and the proposed distribution by such Securityholder of such Registrable Securities as the Company may from time to time reasonably request in writing. If a Securityholder does not provide the information reasonably requested by the Company pursuant to this Section 5.5, the Company shall have the right to exclude from the Shelf Registration Statement or Underwritten Offering the Registrable Securities of such Securityholder.

5.6            Expenses. All Registration Expenses incurred in connection with any registration statement or registered offering covering Registrable Securities held by the Securityholders will be borne by the Company. All Selling Expenses attributable to the sale of Registrable Securities sold for the account of the Securityholders shall be borne by the Securityholders of the securities included in such registered offering.

Article VI
INDEMNIFICATION

6.1            Indemnification by the Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of Registrable Securities held by Securityholders, the Company will indemnify and hold harmless Securityholders, their officers, directors and affiliates, and each underwriter of such securities and each other Person, if any, who Controls any Securityholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities (including reasonable documented legal fees and costs of court), joint or several, to which Securityholders or such underwriter or controlling Person may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse such Persons, as and when incurred, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages or liabilities (or any actions in respect thereof) arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which such Shares are offered and relating to action taken or action or inaction required of the Company in connection with such offering, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact: (a) contained, on its applicable effective date, in any registration statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (b) included in any preliminary prospectus, if used prior to the effective date of such registration statement, or in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement to the final prospectus), or which arise out of or are based upon the omission or alleged omission to state a material fact necessary in order to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading; and will reimburse Securityholders and each such underwriter and each such controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability; provided, however, that the Company shall not be liable to any Securityholder or its underwriters or controlling Persons in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or prospectus or such amendment or supplement, in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Securityholder or any such underwriter specifically for use in the preparation thereof.

6.2            Indemnification by Securityholders. Each Securityholder as a condition to including Registrable Securities in such registration statement will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1 hereof) the Company, each director of the Company, each officer of the Company who shall sign the registration statement, and any Person who Controls the Company within the meaning of the Securities Act, (a) with respect to any statement or omission from such registration statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Securityholder specifically regarding such Securityholder for use in the preparation of such registration statement or amendment or supplement, and (b) with respect to compliance by such Securityholder with applicable laws in effecting the sale or other disposition of the securities covered by such registration statement.

6.3            Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6.1 and Section 6.2, the indemnified party will, if a claim in respect thereof is to be made or may be made against an indemnifying party, give written notice to such indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article VI, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense other than reasonable costs of investigation. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld; (b) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within thirty (30) days after notice of any such action or proceeding; or (c) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such reasonable fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (not to be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which (a) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation; or (b) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

6.4            Contribution. If the indemnification required by this Article VI from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect (a) the relative benefit of the indemnifying and indemnified parties, and (b) if the allocation in clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (a) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by a party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by it bear to the total amounts (including, in the case of any underwriter, any underwriting commissions and discounts) received by each other party. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and Securityholders agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 6.4.

Notwithstanding the provisions of this Section 6.4, no indemnifying party shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public by such indemnifying party exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of an untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such a fraudulent misrepresentation.

Article VII
OTHER AGREEMENTS

7.1            Assignment. No Securityholder shall assign all or any part of this Agreement without the prior written consent of the Company (which such consent shall not be unreasonably withheld); provided, however, that without the prior written consent of the Company, any Securityholder may, in connection with its sale or other transfer of Registrable Securities (including any Series A Convertible Preferred Stock convertible into Registrable Securities) to any Person (subject to compliance with applicable securities laws, the Securities Purchase Agreement and the Certificate of Designation) assign its rights and obligations under this Agreement in respect of such Registrable Securities to any Person if such Person becomes a party hereto by executing and delivering an assignment and joinder agreement to the Company, substantially in the form of Exhibit A to this Agreement, provided that such Registrable Securities remain Registrable Securities following such sale or other transfer. Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

7.2            Merger or Consolidation. In the event the Company engages in a merger or consolidation in which the Registrable Securities are converted into securities of another company that remain Registrable Securities, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Securityholders by the issuer of such securities.

7.3            Limited Liability. Notwithstanding any other provision of this Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory directors or managing directors, if any, of any Securityholder shall have any personal liability for performance of any obligation of such Securityholder under this Agreement in excess of the respective capital contributions of such members, general partners, limited partners, advisory directors or managing directors to such Securityholder. No officer, director or employee of the Company shall have any personal liability for the performance of any obligation of the Company under this Agreement.

7.4            Rule 144. If the Company is subject to the reporting requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company will file any reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any Securityholder may reasonably request, so as to enable such Securityholder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Securityholder, the Company will deliver to such Securityholder a written statement (with e-mail being sufficient) as to whether it has complied with such requirements, including using commercially reasonable efforts to cause counsel to the Company to deliver customary legal opinions in connection with the removal of any restrictive legends in connection with a sale of such Registrable Securities pursuant to Rule 144. For the avoidance of doubt, this Section 7.4 shall not in any way limit or otherwise modify any applicable restrictions on transfer set forth in any lock-up arrangement, the Securities Purchase Agreement or Certificate of Designation.

7.5            In-Kind Distributions. If any Securityholder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Company will, subject to applicable lockups, reasonably cooperate with such Securityholder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Securityholder.

Article VIII
MISCELLANEOUS

8.1            Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, e-mail or air courier guaranteeing delivery to the Persons at the respective addresses set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

(a)            If to the Company, to:

Capstone Green Energy Holdings, Inc.

16640 Stagg Street

Van Nuys, CA 91406

Attention: Alfredo Gomez

Email: agomez@CGRNenergy.com with a copy (which shall not constitute notice) to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661-3693

Attention: Mark D. Wood, Esq.; Elizabeth C. McNichol, Esq.

Email: mark.wood@katten.com; elizabeth.mcnichol@katten.com

(b)            If to Monarch, to:

Monarch Alternative Capital LP

535 Madison Avenue

New York, NY 10022

Attention: Fund Operations

Email: FundOps@monarchlp.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.

1114 Avenue of the Americas

32nd Floor

New York, New York 10036

Attention: Francisco J. Morales Barrón and Benjamin N. Heriaud

Email: fmorales@velaw.com; bheriaud@velaw.com

or to any other Person or at such other address of a party hereto as such party may furnish to the other parties hereto in writing in accordance with this Section 8.1.

Any such notice, request, demand or other communication shall be deemed to have been duly given (a) on the date of delivery if delivered personally or by facsimile or electronic transmission; (b) on the first Business Day after being sent if delivered by nationally recognized overnight delivery service; and (c) upon the earlier of actual receipt thereof or five Business Days after the date of deposit in the United States mail if delivered by mail.

8.2            Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

8.3            Governing Law. The validity, interpretation, construction and performance of this Agreement, all acts and transactions pursuant hereto and the rights and obligations of the parties, and all disputes and proceedings arising hereunder or in connection herewith, shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

8.4            Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.

(a)            The parties to this Agreement hereby agree to submit to the exclusive jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(b)            EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.5            Amendments; No Inconsistent Agreements.

(a)            This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Securityholders holding a majority of the Registrable Securities outstanding at the time of such amendment; provided that any amendment that would adversely or disproportionately impact the rights hereunder of any Securityholder shall require the prior written consent of such Securityholder. For purposes of this Agreement, a person is deemed to be a holder of Registrable Securities whenever such person owns of record, or owns beneficially through a “street name” holder, such Registrable Securities or Series A Convertible Preferred Stock on conversion of which such Registrable Securities are issuable.

(b)            The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with, violates or in any way impairs the rights granted to the Securityholders in this Agreement.

8.6            Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the Registrable Securities granted under any other agreement, and any of such preexisting registration rights are hereby terminated.

8.7            Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

8.8            Counterparts. This Agreement may be executed in multiple counterparts, including by electronic mail, in .pdf or any other form of electric delivery (including any electronic signature complying with U.S. federal ESIGN Act of 2000), each of which shall be deemed an original, but all of which together shall constitute the same instrument.

8.9            Equitable Remedies. The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled at law or in equity.

8.10            Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless the context otherwise required: (i) the use of the word “including” herein shall mean “including without limitation,” (ii) all references to Articles, Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, and (iii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

CAPSTONE GREEN ENERGY HOLDINGS, INC.

By:	/s/ Vincent J. Canino
Name: Vincent J. Canino
Title: President and Chief Executive Officer

[Signature Page to Capstone Green Energy Holdings, Inc. Registration Rights Agreement]

MONARCH CAPITAL MASTER PARTNERS V-A LP:

By: Monarch Alternative Capital LP, as investment advisor

By:	/s/ Joseph Citarrella
Name: Joseph Citarrella
Title: Managing Principal, Head of Corporate Credit

MONARCH CAPITAL MASTER PARTNERS VI LP:

By: Monarch Alternative Capital LP, as investment advisor

By:	/s/ Joseph Citarrella
Name: Joseph Citarrella
Title: Managing Principal, Head of Corporate Credit

MONARCH STRATEGIC INVESTMENT FUND – S LP:

By: Monarch Alternative Capital LP, as investment advisor
By:	/s/ Joseph Citarrella
Name: Joseph Citarrella
Title: Managing Principal, Head of Corporate Credit

MONARCH VI SELECT OPPORTUNITIES AGGREGATOR LP:

By: Monarch Alternative Capital LP, as investment advisor

By:	/s/ Joseph Citarrella
Name: Joseph Citarrella
Title: Managing Principal, Head of Corporate Credit

[Signature Page to Capstone Green Energy Holdings, Inc. Registration Rights Agreement]

Exhibit A

FORM OF ASSIGNMENT AND JOINDER

[ ], 20__

Reference is made to the Registration Rights Agreement, dated as of [ ] 20__, by and among Capstone Green Energy Holdings, Inc., a Delaware corporation (the “Company”), and certain holders which hold Registrable Securities (as defined below) that become party thereto (the “Registration Rights Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

Pursuant to Section 7.1 of the Registration Rights Agreement, [ ] (the “Assignor”) hereby assigns [in part][or: in full] its rights and obligations under the Registration Rights Agreement to each of [ ], [ ] and [ ] (each, an “Assignee” and collectively, the “Assignees”). [For the avoidance of doubt, the Assignor will remain a party to the Registration Rights Agreement following the assignment in part of its rights and obligations thereunder to the undersigned Assignees.]

Each undersigned Assignee hereby agrees to and does become party to the Registration Rights Agreement. This assignment and joinder shall serve as a counterpart signature page to the Registration Rights Agreement and by executing below each undersigned Assignee is deemed to have executed the Registration Rights Agreement with the same force and effect as if originally named a party thereto and each Assignee’s shares of Common Stock (including those underlying the shares of Series A Convertible Preferred Stock) held by such Assignee shall be included as Registrable Securities under the Registration Rights Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have duly executed this assignment and joinder as of date first set forth above.

ASSIGNOR:

[____________]

By:
Name:
Title:

ASSIGNEE(S):

[____________]

By:
Name:
Title:

[Signature Page to Capstone Green Energy Holdings, Inc. Form of Assignment and Joinder]